Tax situation	12 Months Ended
Dec. 31, 2020
Tax situation
Tax situation

19.   Tax situation

(a)Current tax regime -

The Company and its Peruvian subsidiaries are subject to the Peruvian tax regime. By means of Law N° 1261 enacted on December 10, 2016, the Peruvian government introduced certain amendments to the Income Tax Law, effective January 1, 2017. The most relevant are listed below:

-A corporate income tax rate of 29.5% is set.

-A tax of 5% of the income tax is established to the dividends or any other form of distribution of profits. The rate applicable to dividends will be considered taking into account the year in which the results or profits that form part of the distribution has been obtained. The rate will be considered according to the following: 4.1% with respect to the results obtained until December 31, 2014; 6.8% with respect to the results obtained during the years 2015 and 2016; and 5% with respect to the results obtained from January 1, 2017.

-It has been established that the distribution of dividends to be made corresponds to the oldest retained earnings.

In July 2018, Law No. 30823 was published. Under this Law, the Congress delegated to the Executive Power the power to legislate on various issues, including tax and financial matters. In this sense, the main tax regulations issued are the following:

(i)	Since January 1, 2019, the applicable treatment of royalties and remuneration for services rendered by non-domiciled was modified (Legislative Decree No. 1369).
(ii)	The rules that regulate the obligation of legal persons and / or legal entities to inform the identification of their final beneficiaries (Legislative Decree No. 1372) were established.
(iii)

The Tax Code was modified in order to provide greater guarantees to taxpayers in the application of the general anti-avoidance rule (Rule XVI of the Preliminary Title of the Tax Code); as well as to provide the Tax Administration with tools for its effective implementation.

(iv)

Rules have been established for the accrual of income and expenses for tax purposes since January 1, 2019. Until 2018, there was no normative definition of this concept, so in many cases, accounting rules were used for its interpretation.

On March 31, 2020, Superintendency Resolution 066-2020 / SUNAT was published in which new default interest rates were established in force since April 1, 2020. The default interest rate in national currency went from 1.2% to 1% and in the case of foreign currency it went from 0.6% to 0.5%. Likewise, interest rates for the return of undue or excess payments in national currency went from 0.50% to 0.42% while the foreign currency went from 0.30% to 0.25%. In the case of interest for return due to withholding and / or non-applied perceptions of VAT, it went from 1.2% to 1%.

Through Legislative Decree No. 1488, published on May 10, 2020, a special depreciation regime is established, exceptionally and temporarily, for taxpayers of the General Income Tax Regime, the main aspects of which are the following:

-

As of fiscal year 2021, buildings and constructions acquired in fiscal years 2020 to 2022, will be depreciated applying an annual percentage of 20% until their total depreciation, provided that the following conditions are met:

(i)	Are totally affected by the production of third category taxable income.
(ii)

Construction would have started as of January 1, 2020. For these purposes, the beginning of construction is understood to be the moment when the building license or other document established by the Regulation is obtained.

(iii)

Until December 31, 2022, the construction has a work progress of at least 80%. In the case of constructions that have not been completed until December 31, 2022, it is presumed that the work progress to that date is less than 80%, unless the taxpayer proves otherwise. It is understood that the construction has been completed when the approval of the work or other document established by the Regulation has been obtained from the municipality.

-As of fiscal year 2021, assets acquired in fiscal years 2020 to 2021, affected by the production of taxed income, will be depreciated by applying the following annual percentages until they are fully depreciated:

-	Data processing equipment: 50%
-	Machinery and equipment: 20%
-	Land transport vehicle (except railways) with EURO IV, Tier II and EPA 2007 technology, used by authorized companies: 33.3%
-	Hybrid or electric land transport vehicle (except railways): 50%.

(b)Years open to tax review -

During the four years following the year of filing the tax return, the tax authorities have the power to review and, as applicable, correct the income tax computed by the Group. The Income Tax and Value Added Tax (VAT) returns for the following years are open to review by the Tax Authorities:

Years open to review by the
Entity	Tax Authorities

Compañía de Minas Buenaventura S.A.A.	2015-2020
Compañía Minera Condesa S.A.	2015-2020
Compañía Minera Colquirrumi S.A.	2015-2020
Consorcio Energético de Huancavelica S.A.	2015-2020
Contacto Corredores de Seguros S.A.	2015-2020
El Molle Verde S.A.C.	2015-2020
Empresa de Generación Huanza S.A.	2015-2020
Inversiones Colquijirca S.A.	2015-2020
Minera La Zanja S.R.L.	2015-2020
Sociedad Minera El Brocal S.A.A.	2015-2020
S.M.R.L. Chaupiloma Dos de Cajamarca	2015-2020
Procesadora Industrial Río Seco S. A.	2015-2020
Apu Coropuna S.R.L.	2015-2020
Cerro Hablador S. A. C.	2015-2020
Minera Azola S. R. L.	2015-2020

Due to the possible interpretations that the Tax Authorities may give to legislation in effect, it is not possible to determine whether any of the tax audits will result in increased liabilities for the Group. For that reason, any tax or surcharge that could arise from future tax audits would be applied to the income of the period in which it is determined. In management’s opinion and its legal advisors, any possible additional payment of taxes in the entities mentioned before would not have a material effect on the consolidated financial statements as of December 31, 2020 and 2019.

The open tax process of the Group and its associates are described in note 29(d).

(c)Tax-loss carryforwards -

As of December 2020 and 2019, the tax-loss carryforward determined by the Group amounts to approximately S/2,469,226,000 and S/1,950,896,000, respectively (equivalent to US$681,354,000 and US$588,151,000 respectively). As permitted by the Income Tax Law, the Group has chosen a system that permits to offset these losses with an annual cap equivalent to 50 percent of net future taxable income.

The Group recognized a deferred income tax asset related to the tax-loss carryforward of those companies where is probable that a carryforward can be used to compensate future taxable profits. See note 28.

(d)Transfer pricing - For purposes of determining the Income Tax, the transfer prices for transactions with related companies and companies domiciled in territories with little or no taxation must be supported with documentation and information on the valuation methods used and the criteria considered for their determination. Tax Administration can request this information based on analysis of the Group’s operations. The Group’s Management and its legal advisers believe that, as a result of the application of these standards, no material contingencies will arise for the Group as of December 31, 2020 and 2019.

Minera Yanacocha SRL and subsidiary [Member]
Tax situation
Tax situation

16.   Tax Situation

(a)Current tax regime -

The Company and its subsidiary are subject to the Peruvian tax regime. The main tax regulations issued in recent years were the following:

-

On March 31, 2020, Superintendence Resolution 066-2020/SUNAT was published in which new default monthly interest rates were established effective April 1, 2020. The default interest rate in national currency changes from 1.2% to 1% and in the case of foreign currency it changes from 0.6% to 0.5%. Likewise, interest rates for the return of undue or excess payments in national currency (soles) change from 0.50% to 0.42% and in the case of foreign currency (US Dollars) change from 0.30% to 0.25%. Finally, the interest rate on returns due to withholding and/or non-applied perceptions of VAT changes from 1.2% to 1%.

-

Peru’s Executive Power issued Supreme Decree 086-2020-EF on April 21, 2020, modifying the requirements for deducting “wasted goods” for income tax purposes. The Company compliance the requirements of the law about destructions for year 2020.

-

On May 10, 2020, Peru’s Executive Power enacted Legislative Decree 1488, establishing special depreciation rules. This measure responds to the COVID-19 crisis. Legislative Decree 1488 is effective January 1, 2021.

In Law 31107, published in the Official Gazette on 31 December 2020, the Peruvian Government permits taxpayers to elect to apply the 20% depreciation rate (rather than the 5% rate) under the special depreciation regime for buildings and construction. Under prior law (Legislative Decree 1488), the 20% rate automatically applied if the following requirements were met: (i) the construction began January 1, 2020 and (ii) 80% or more of the work was completed by December 31, 2020. Once made on the annual tax return, the election to apply the 20% rate is irrevocable.

In addition, for data processing equipment, machinery and equipment and ground transport vehicles acquired in 2020 and 2021, the law has stated that

i.	For data processing equipment (Slot machines excluded) a maximum tax depreciation rate of 50%.
ii.	Machinery and equipment (mining equipment not included) a maximum tax depreciation rate of 20%.
iii.

In the case of vehicles used by companies authorized to provide the service of transport of persons and/or goods, ground transport vehicles (except railways) which have a technology of higher environmental requirement than that provided for vehicles with EURO IV, Tier II and EPA 2007 technology are included in the new regimen a maximum tax depreciation rate of 33.3%.

iv.	Ground transport vehicles (except railways) of natural gas are included in the new regimen a maximum tax depreciation rate of 50%.

This law takes effect from January 1, 2021. This changed law will be applied to Company.

-Since January 1, 2019, the applicable treatment of royalties and remuneration for services rendered by non-domiciled was modified (Legislative Decree No. 1369).

-The rules that regulate the obligation of legal persons and / or legal entities to inform the identification of their final beneficiaries (Legislative Decree No. 1372) were established.

In July 2018, Law No. 30823 was published. Under this Law, the Congress delegated to the Executive Power the power to legislate on various issues, including tax and financial matters. In this sense, the main tax regulations issued are the following:

(i)The Tax Code was modified in order to provide greater guarantees to taxpayers in the application of the general anti-avoidance rule (Rule XVI of the Preliminary Title of the Tax Code); as well as to provide the Tax Administration with tools for its effective implementation.

(ii)Rules have been established for the accrual of income and expenses for tax purposes since January 1, 2019. Until 2018, there was no normative definition of this concept, so in many cases, accounting rules were used for its interpretation.

(b)Tax stabilization agreements -

The Company has entered into the following tax stability agreement with a term of 15 years:

Date of the Tax
Mine	Effective	Agreement	Tax Regimes in Force

La Quinua	January 1, 2004	August 25, 2003	August 25, 2003

The La Quinua tax stabilization guaranteed the Company’s use of the tax regime shown in the table above and permitted maintenance of its accounting records in U.S. dollars for tax purposes, which expired on January 1, 2019.

The Company determines taxable income based on its understanding and that of its legal advisors, of applicable tax legislation. Taxable income differs from pre-tax income disclosed within these consolidated financial statements by those items that the applicable tax legislation deems to be non-taxable or non-deductible.

Pursuant to Legislative Decree No. 1261, published on December 10, 2016 and effective as of January 1, 2017, the applicable tax rate on the taxable income is 29.5%.

(c)Years open to tax review -

As general rule , during the four years following the year of filing the tax return, the tax authorities have the power to review and, as applicable, correct the income tax computed by the Company.

However, in year 2020 the prescription period was suspended due to the declaration of the state of emergency and social isolation (quarantine), this issue was confirmed by the Tax Authority in reports No. 031-2020 and No. 039.2020, considering this tax return of fiscal year 2015 is still be open for examination until March 2021. In that regard, the tax returns of the years 2015 to 2020 are open to assessment. The fiscal year 2014 is under examination by the Tax Authority (SUNAT).

(d)Transfer pricing -

For purposes of determining the Income Tax, the transfer prices for transactions with related companies and companies domiciled in territories with little or no taxation must be supported with documentation and information on the valuation methods used and the criteria considered for their determination. Tax Administration can request this information based on analysis of the Company's operations.

(e)Other mining taxes -

(i)Law No. 29788, Mining Royalties

On September 28, 2011, the Peruvian Government enacted new legislation to comprise a new mining tax payable to the Peruvian Government for extracting metallic and non-metallic mineral resources from its mining concessions.

Pursuant to this legislation, the mining royalty is payable quarterly based on sales and operating profit. The royalty amount due is 1% of revenue. An additional mining tax due is calculated based on the level of operating profit up to a maximum applicable rate of 12%. This component of the new mining tax only applies to those projects that are not covered by a tax stabilization agreement. During 2020, 2019, and 2018, the amounts included in cost of production related to mining royalties were US$6,167 US$7,360 and US$1,273, respectively. During 2020 and 2019, the amount included in mining tax expense related to mining royalties were US$55 and US$1,563 and during 2018 there was no amount included in mining tax expense.

(ii)Law No. 29789, Special Mining Tax

The Special Mining Tax (IEM) applies to mines not covered by a tax stabilization agreement. The IEM is payable on a quarterly basis with rates ranging from 2% to 8.4% of operating profit.

The rate varies depending on the level of operating profit. During the years ended December 31, 2020, 2019 and 2018 the amounts included in income and mining tax expense were US$5,065, US$9,702 and US$592, respectively.

(iii)Law No. 29790, Special Mining Burden

The Special Mining Burden (GEM) applies to mines covered by a tax stabilization agreement. The GEM is payable on a quarterly basis with rates ranging from 4% to 13.12% of operating profit. The rate varies depending on the level of operating profit margin. The GEM applied to operations at La Quinua in 2018 and 2017. This resulted in US$8,230 and US$3,526, respectively, of additional Income and mining tax expense. Due to that the tax stabilization agreement expired on January 1, 2019, Special Mining Burden was not declared in 2019 and 2020.

(iv)Law No. 29471, Supplementary Fund

The Supplementary Fund for retirement of mining applies to metallurgical and steel workers, affiliated to the National Pension System (SNP) and the Private Pension System (PPS); and is applicable since May 11, 2012. This Fund is formed by employee and employer contributions which are distributed according to the following detail:

-     Employers will contribute 0.5% of the annual income before taxes.

-     Employees will contribute 0.5% of their monthly gross salary.

-     The employer’s contributions are paid before tax; therefore these amounts are deductible expenses for the year.

The new pension fund tax is calculated based on annual income and is payable quarterly. During the years ended December 31, 2020, 2019 and 2018 the amounts included in Income and mining tax expense amounted to US$868, US$728 and US$39, respectively.

(f)Peruvian income tax -

The Company’s income tax provision consisted of the following:

	2020	2019	2018
	US$(000)	US$(000)	US$(000)

Current Peruvian income tax	51,197	42,978	12,701
Royalties and mining taxes	5,065	11,444	8,888
Income tax from prior years (refunds)/payments	(1,712)	8,459	8,269
Other taxes	1,363	993	510
Income tax prior years refunds (*)	(2,895)	(3,002)	—
Fines from previous years	—	4,056	—
Current income tax expense	53,018	64,928	30,368
Deferred income tax benefit	—	—	(1,071)

Income tax expense	53,018	64,928	29,297

(*) Tax refunds were obtained through tax courts resolutions regarding to outstanding tax claims of the income tax payments performed on year 2008 recognized in 2020 and performed on year 2004 recognized in 2019.

(g)Deferred income tax asset -

As of December 31, 2020 and 2019, the Company maintains a deferred income tax asset for US$1,071 recorded in year 2018.  The recognized deferred income tax asset corresponds entirely to additional tax credits that can be recovered by reducing the income tax paid of open periods subject to review of the tax authority. The Company has temporary differences that make up a deferred income tax asset for US$1.1 billion, this deferred income tax asset has not been recognized as management believes that there are no probable sufficient taxable profit in future periods nor evidence of tax planning opportunities to support the recognition of this temporary differences as income tax assets.

The Company has temporary differences that make up a deferred income tax asset for US$1.1 billion, this deferred income tax asset has not been recognized as management believes that there are no probable sufficient taxable profit in future periods nor evidence of tax planning opportunities to support the recognition of this temporary differences as income tax assets.

(h)Reconciliation of income tax expense (benefit) –

Below is a reconciliation of tax expense and the accounts profit multiplied by the statutory tax rate for the years 2020, 2019 and 2018:

	2020	2019	2018
	US$(000)	US$(000)	US$(000)

Loss before income tax	(112,431)	(30,329)	(52,220)
Peruvian statutory tax rate	29.5%	29.5%	29.5%
Income tax income	(33,167)	(8,947)	(15,405)
Valuation allowance on deferred tax asset	57,131	46,473	23,771
Effect of change in translation to US dollars	23,075	(4,217)	—
Royalties and Mining taxes	5,065	11,444	8,888
Credit of Royalties and Mining taxes	(1,494)	(3,376)	(2,622)
Non-deductible expenses	7,015	13,837	6,572
Ruling on a tax case from 2007-2009	(2,895)	—	—
Income tax prior years (refunds) / payments	(1,712)	8,459	8,269
Difference in income tax rate applicable to La Quinua at 29%	—	—	(176)
Ruling on a tax case from 2004	—	(2,801)	—
Fines from prior years, note 24	—	4,056	—

Total income tax expense	53,018	64,928	29,297

(j)As of December 31, 2020, the Company determined a current income tax payable of US$39,604 (Income tax payable of  US$20,276 as December 31, 2019) and mining taxes payable for US$2,425  (US$2,877 as December 31, 2019). The current income tax payable of year 2020 includes the current income tax offset by the credits of the period. No contingencies were recognized in 2020.

Sociedad Minera Cerro Verde S.A.A. [Member]
Tax situation
Tax situation

13.   Tax situation

(a)    On February 13, 1998, the Company signed an Agreement of Guarantees and Measures to Promote Investments with the Government of Peru, under the Peruvian General Mining Law (the 1998 Stability Agreement). Upon approval of the 1998 Stability Agreement, the Company was subject to the tax, administrative and exchange regulations in force at May 6, 1996, for a period of 15 years, beginning January 1, 1999, and ending December 31, 2013.

On July 17, 2012, the Company signed a new Agreement of Guarantees and Measures to Promote Investments with the Government of Peru, under the Peruvian General Mining Law. Upon approval of this stability agreement, the Company became subject to the tax, administrative and exchange regulations in force at July 17, 2012, for a period of 15 years, beginning January 1, 2014, and ending December 31, 2028.

(b)    Under its current 15‑year tax stability agreement, the Peruvian income tax rate applicable to the Company is 32%. As of December 31, 2020, the Company has recorded income tax prepayments and/or benefits which it expects to use to offset future income tax provisions or will be refunded by SUNAT, totaled US$13.7 million (see Note 6).

For the year ended December 31, 2020, the Company recognized current income tax expense of US$210.6 million (including US$17.3 million for special mining, US$14.9 million of mining royalties, and US$2.6 million for the SRF), and a deferred income tax expense of US$26.3 million, resulting in a total income tax expense of US$236.9 million that has been included in the statements of comprehensive income.

For the year ended December 31, 2019, the Company recognized current income tax expense of US$156.5 million (including US$28.4 million of mining royalties, US$18.6 million of special mining tax and US$1.8 million for the SRF), and a deferred income tax expense of US$141.6 million, resulting in total income tax expense of US$298.1 million that has been included in the statements of comprehensive income.

For the year ended December 31, 2018, the Company recognized current income tax expense of US$263.0 million (including US$34.9 million of mining royalties and US$1.5 million for the SRF partially offset by a credit of US$(28.2) million of special mining tax), and a deferred income tax expense of US$62.2 million, resulting in total income tax expense of US$325.2 million that has been included in the statements of comprehensive income.

(c)   SUNAT has the right to examine, and if necessary, amend the Company’s income tax return for the last four years. The Company’s income tax for the years 2014 through 2019 are open to examination by the tax authorities and the years 2014 through 2016 are currently being examined. To date, SUNAT has concluded its review of the Company’s income tax through the year 2013 and the Company is in the claim and/or appeal process for the years 2003 through 2012.

Due to the many possible interpretations of current legislation, it is not possible to determine whether or not future reviews (including reviews of years pending examination) will result in additional tax liabilities for the Company. If management determines it is more likely than not that additional taxes are payable, these amounts, including any related interest and penalties, will be charged to expense in that period. In management’s and its legal advisors’ opinions, any possible tax settlement is not expected to be material to the financial statements.

(d)   Royalties and special mining taxes –

On June 23, 2004, Law 28528 was approved, which requires the holder of a mineral concession to pay a royalty in return for the exploitation of metallic and non-metallic minerals. The royalty is calculated using rates ranging from 1% to 3% of the value of concentrate or its equivalent according to the international price of the commodity published by the Ministry of Energy and Mines. Prior to January 1, 2014, the Company determined that these royalties were not applicable because it operated under the 1998 Stability Agreement with the Peruvian government. However, beginning January 1, 2014, the Company began paying royalties calculated on operating income with rates between 1% to 12% and a new special mining tax for its entire production base under its current 15-year tax stability agreement, which became effective January 1, 2014. The amount to be paid for the mining royalty will be the greater of a progressive rate of the quarterly operating income or 1% of quarterly sales.

SUNAT assessed mining royalties on materials processed by the Company´s concentrator, which commenced operations in late 2006. These assessments cover the period December 2006 to December 2013. The Company contested each of these assessments because it considers that its 1998 Stability Agreement exempts from royalties all minerals extracted from its mining concession, irrespective of the method used for processing such minerals. No assessments can be issued for years after 2013, as the Company began paying royalties on all of its production in January 2014 under its new 15‑year stability agreement.

Since 2017, the Company recorded charges of S/2.8 billion (approximately US$771.2 million based on the December 31, 2020, exchange rate, including deferred interest, interest and penalties of US$496.5 million) for the  royalty and special mining tax assessments for the period December 2006 through the year 2013. Since 2014, the Company has been paying the disputed assessments under protest for the period from December 2006 through December 2013 under installment payment programs. Through December 31, 2020, the Company has made payments totaling S/1.6 billion under these installment programs (US$476.7 million based on the date of payment exchange rate and US$435.2 million based on the December 31, 2020, exchange rate).

On July 13, 2020, the Company requested the application of the Deferral and / or Installment Regime, approved by Legislative Decree No. 1487, which contemplates a reduced interest rate on the debts administered by SUNAT related to the current installment payment programs of special mining tax for the period October 2011 through December 2013. The request includes a six month of deferred interest and thirty installment payments. This request was approved by SUNAT in August 2020.

During February 2020, the Company requested the initiation of an arbitration proceeding against the Republic of Peru before the International Centre for Settlement of Investment Disputes (ICSID).

On March 31, 2020, Superintendence Resolution 066-2020/SUNAT was published in which new default monthly interest rates were established effective April 1, 2020. The default interest rate in national currency changes from 1.2% to 1% and in the case of foreign currency it changes from 0.6% to 0.5%. Likewise, interest rates for the return of undue or excess payments in national currency (soles) change from 0.50% to 0.42% and in the case of foreign currency (US Dollars) change from 0.30% to 0.25%. Finally, the interest rate on returns due to withholding and/or non-applied perceptions of VAT changes from 1.2% to 1%.

(e)   Other assessments received from SUNAT and other regulatory entities -

The Company has also received assessments from SUNAT for additional taxes (other than the mining royalty and special mining tax explained in Note 13(d) above), including penalties and interest. The Company has filed objections to the assessments because it believes it has properly determined and paid its taxes. A summary of these assessments follows:

Year	Taxes	Penalty and interest	Total
	US$(000)	US$(000)	US$(000)

2003 – 2005	8,780	39,700	48,480
2006	11,206	51,769	62,975
2007	12,821	21,177	33,998
2008	16,906	16,859	33,765
2009	56,000	51,606	107,606
2010	53,700	117,880	171,580
2011	41,063	67,932	108,995
2012	869	9,477	10,346
2013	48,401	65,902	114,303
2014 –2020	44,864	—	44,864

	294,610	442,302	736,912

As of December 31, 2020, the Company has paid US$432.7 million of which US$190.5 million is included in “Other non-financial assets, non-current” (see Note 6) in the statements of financial position for these disputed tax assessments. The Company believes this amount is recoverable.

Assessments for the year 2014 through 2020 correspond to contribution payments to other regulatory entities.

(f)   As of December 31, 2020 and 2019, the Company has issued letters of credit to secure tax obligations amounting to S/1,370.3 million (equivalent to US$378.1 million) and S/1,643.9 million (equivalent to US$495.6 million), respectively, which are primarily related to installment programs for the royalty dispute matter.

(g)   The Company recognizes the effect of temporary differences between the accounting base for financial reporting purposes and the tax base. The composition of this item is made up as follows:

	December 31, 2020	December 31, 2019	December 31, 2018
	US$(000)	US$(000)	US$(000)
Deferred Income tax
Asset
Cost of net asset for the construction of the tailing dam	125,621	30,033	26,449
Royalty accrual	83,570	84,546	109,505
Provision for remediation and mine closure	19,937	17,309	15,131
Unpaid vacations	7,015	6,618	5,937
Provision for mining taxes	6,124	3,737	4,120
Leases	931	406	—
Development costs	59	72	122
SUNAT Assessments	—	—	4,055
Other provisions	10,826	10,276	10,450
	254,083	152,997	175,769
Liability

Property, plant and equipment depreciation	545,636	458,307	361,453
Stripping activity asset	43,187	33,661	27,464
Embedded derivatives for price adjustment of copper concentrate and cathode	37,862	10,742	(6,050)
Valuation of inventories	18,479	14,885	16,605
Debt issuance costs	412	933	1,894
	645,576	518,528	401,366
Deferred liabilities, net	391,493	365,531	225,597
Supplementary retirement fund
Deferred liability	4,581	4,258	2,651

Total deferred income tax liability, net	396,074	369,789	228,248

Reconciliation of the income tax rate -

For the years ended December 31, 2020, 2019 and 2018, the income tax expense recorded differs from the result of applying the legal rate to the Company’s profit before income tax, as detailed below:

	2020	2019	2018
	US$(000)	US$(000)	US$(000)

Profit before income tax	511,470	688,451	444,880
Income tax rate	32%	32%	32%
Expected income tax expense	163,670	220,304	142,362
Moratorium interest	24,652	4,052	1,367
Non - deductible expenses	16,925	24,129	23,985
Income tax true – ups	7,293	(10,255)	(10,312)
IFRIC 23 adoption	—	20,767	—
Royalty case	—	—	143,728
Special mining tax and mining royalties	(10,305)	(15,660)	(25,165)
Special mining burden (GEM)	—	—	(22,334)
Income tax rate change effect on deferred taxes for change in Peruvian tax law once the current Stability Contract expires (from 32% to 30.85%)	(2,750)	(2,746)	(1,958)
Others	4,348	7,620	4,896
Current and deferred income tax charges to results	203,833	248,211	256,569
Mining taxes charged to results	31,535	48,036	65,055
Supplementary retirement fund charged to results	1,558	1,827	3,546

	236,926	298,074	325,170

Effective income tax	46.32%	43.30%	73.09%

Income tax -

The income tax expense for the years ended December 31, 2020,2019 and 2018 is shown below:

	2020	2019	2018
	US$(000)	US$(000)	US$(000)

Income tax
Current	175,870	107,666	254,767
Deferred	25,962	139,934	61,483
	201,832	247,600	316,250
Mining taxes
Current mining royalty and special mining tax	32,203	47,032	6,661

Supplementary retirement fund
Current	2,568	1,835	1,499
Deferred	323	1,607	760
	2,891	3,442	2,259

Income tax expense reported in the statements of comprehensive income	236,926	298,074	325,170